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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 11, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

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
       DELAWARE                             0-27423                                 51-0391303
(State of incorporation)             (Commission File Number)             (IRS Employer Identification No.)
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                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On May 11, 2001, Global TeleSystems Europe Holdings B.V. (an assignee of Global TeleSystems Europe B.V. which is the assignee of Global TeleSystems, Inc.), a company incorporated in the Netherlands ("GTS"), completed the transaction contemplated by the Share Purchase Agreement (the "Share Purchase Agreement"), entered into on April 2, 2001 with Alfa Telecom Limited (as assignee of Alfa Bank Holdings Limited), a company incorporated in the British Virgin Islands ("Alfa"), Capital International Global Emerging Markets Private Equity Fund, L.P., a Delaware limited partnership ("CIG"), Cavendish Nominees Limited, a limited liability company organized and registered under the laws of Guernsey ("Cavendish"), and First NIS Regional Fund SICAV, a private institutional fund organized and registered under the laws of Luxembourg, (collectively, with Alfa, CIG, and Cavendish, the "Purchasers") with respect to the sale to the Purchasers by GTS of 12,195,122 shares of common stock, par value $0.01 per share (the "Common Stock") of Golden Telecom, Inc., a Delaware corporation (the "Company" or "GTI"). The aggregate purchase price to be paid by the purchasers for the Common Stock is $125,000,000. In addition, as specified in the Share Purchase Agreement, at the time of the consummation of the sale and purchase, the Purchasers entered into separate stock option agreements with GTS which gives the Purchasers an option to purchase the remaining shares of Common Stock beneficially owned by GTS at a purchase price of $11.00 per share during the 60-day period after the closing of the transaction. In addition, if certain other conditions are met, during the twelve-month period after the closing, the Purchasers will have an option to purchase the remaining shares of Common Stock beneficially owned by GTS at a purchase price equal to the greater of $11.00 per share or 120% of the average closing share price for the 60-day period preceding the purchase date. The Company's press release announcing such matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As part of the transaction, the Purchasers and the Company entered into a Standstill Agreement and a Shareholders Agreement. Generally, the Standstill Agreement provides that for a period of two years from the date of closing the transaction, neither Alfa nor GTS may acquire over 49% of GTI's outstanding stock. The Shareholders Agreement includes a voting arrangement between the Purchasers for the election of certain nominees to the Company's Board of Directors, among other provisions. The Standstill Agreement and the Shareholders Agreement are attached hereto as Exhibits 10.2 and 10.6, respectively.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

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    DESIGNATION             DESCRIPTION OF EXHIBIT
    -----------             ----------------------
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        10.1    Share Purchase Agreement.

        10.2    Standstill Agreement.

        10.3 Stock Option Agreement between Alfa Telecom Limited and Global TeleSystems Europe Holdings B.V.

        10.4 Stock Option Agreement between Capital International Global Emerging Markets Private Equity Fund, L.P. and Global TeleSystems Europe Holdings B.V.

        10.5 Stock Option Agreement between Cavendish Nominees Limited, First NIS Regional Fund SICAV and Global TeleSystems Europe Holdings B.V.

        10.6 Shareholders Agreement between Golden Telecom, Inc., Global TeleSystems Europe Holdings B.V., Alfa Telecom Limited, Capital International Global Emerging Markets Private Equity Fund, L.P. Cavendish Nominees Limited, and First NIS Regional Fund SICAV.

        10.7 Assignment and Amendment Agreement between Golden Telecom, Inc., Barings Vostok Private Equity Fund, L.P., First NIS Regional Fund SICAF and Cavendish Nominees Limited.

        10.8 Amendment to the Shareholders and Registration Rights Agreement between Golden Telecom, Inc., Global
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
                TeleSystems Europe Holdings B.V., and Capital International Global Emerging Markets Private Equity Fund, L.P.

        10.9 Termination and Release Agreement between Global TeleSystems, Inc. and Golden Telecom, Inc.

        10.10 Amendment to the Trademark Agreement between Global TeleSystems, Inc. and Golden Telecom, Inc.

        99.1 Press release announcing Alfa Group, Barings Vostok and Capital International Finalize Acquisition Of $125 Million In Golden Telecom Common Stock From Global TeleSystems.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    GOLDEN TELECOM, INC.
                                    (Registrant)

                                    By: /s/ DAVID J. WISHER
                                        --------------------------
                                    Name: David J. Wisher
                                    Title: Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)


Date:  May 24, 2001

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Exhibit Index

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
    DESIGNATION             DESCRIPTION OF EXHIBIT
    -----------             ----------------------
        10.1    Share Purchase Agreement.

        10.2    Standstill Agreement.

        10.3 Stock Option Agreement between Alfa Telecom Limited and Global TeleSystems Europe Holdings B.V.

        10.4 Stock Option Agreement between Capital International Global Emerging Markets Private Equity Fund, L.P. and Global TeleSystems Europe Holdings B.V.

        10.5 Stock Option Agreement between Cavendish Nominees Limited, First NIS Regional Fund SICAV and Global TeleSystems Europe Holdings B.V.

        10.6 Shareholders Agreement between Golden Telecom, Inc., Global TeleSystems Europe Holdings B.V., Alfa Telecom Limited, Capital International Global Emerging Markets Private Equity Fund, L.P. Cavendish Nominees Limited, and First NIS Regional Fund SICAV.

        10.7 Assignment and Amendment Agreement between Golden Telecom, Inc., Barings Vostok Private Equity Fund, L.P., First NIS Regional Fund SICAF and Cavendish Nominees Limited.

        10.8 Amendment to the Shareholders and Registration Rights Agreement between Golden Telecom, Inc., Global
                TeleSystems Europe Holdings B.V., and Capital International Global Emerging Markets Private Equity Fund, L.P.

        10.9 Termination and Release Agreement between Global TeleSystems, Inc. and Golden Telecom, Inc.

        10.10 Amendment to the Trademark Agreement between Global TeleSystems, Inc. and Golden Telecom, Inc.

        99.1 Press release announcing Alfa Group, Barings Vostok and Capital International Finalize Acquisition Of $125 Million In Golden Telecom Common Stock From Global TeleSystems.
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